Award Timing Disclosure	12 Months Ended
Dec. 31, 2024
Award Timing Disclosures [Line Items]
Award Timing MNPI Disclosure
POLICIES ON THE TIMING OF EQUITY AWARDS
New Item 402(x) of Regulation
S-K
requires us to discuss our policies and practices on the timing of awards of options in relation to the disclosure by us of material nonpublic information by us. We historically do not time long-term incentive awards in coordination with the release of material non-public
information and have never had a practice of doing so. Accordingly, we do not consider the release of material nonpublic information in relation to the grant of such awards, and do not time such release for the purpose of affecting the value of execution compensation. In addition, we do not currently grant stock options or similar awards and have not granted any such awards since 2021.

Award Timing MNPI Considered	false
MNPI Disclosure Timed for Compensation Value	false